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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 5, 2006

                       EDUCATIONAL DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-4957

                Delaware                                    73-0750007
     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                     Identification No.)

                10302 East 55th Place, Tulsa, Oklahoma 74146-6515
              (Address of principal executive offices and Zip Code)

                                 (918) 622-4522
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On October 5, 2006, Educational Development Corporation, announced via press release, announces record number of sales consultants join company in September 2006. A copy of the press release is attached hereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   EXHIBITS

            99.1 Press release dated as of October 5, 2006

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Educational Development Corporation

                                        By:  /s/ Randall W. White
                                             -----------------------------------
                                             Randall W. White
                                             President and Chief Executive
                                             Officer

Date:  October 5, 2006

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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*99.1       Press release dated as of October 5, 2006


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*Filed herewith.